SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 13, 2008

Constitution Mining Corp.
(Exact name of registrant as specified in its charter)

Nevada	000-49725	88-0455809
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6139 South Rural Road, Suite 103, Tempe, Arizona	85283-2929
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (480) 820-5950

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

On August 13, 2008, we completed a private equity offering of 5,007,300 Units at $0.80 per Unit (the "Units") to a total of sixty-three (63) investors.  Each Unit consists of one (1) share of Common Stock, par value $0.001, and one (1) Common Stock Purchase Warrant (the “ Warrant”) to purchase one (1) share of common stock, exercisable commencing six months from the closing date of the offering and terminating one year from the closing date of the offering.  As a result, we issued a total of 5,007,300 shares of common stock and warrants to purchase 5,007,300 shares of our common stock in connection with this private equity offering.  The exercise price for the Warrant is priced at $1.40.  The gross proceeds we received from this private equity offering was $4,005,840.

In connection with this private equity offering, we paid European-based agents fees totaling $280,409 and issued them as a fee 350,511 Warrants.  These warrants have the same terms as the Warrants issued to investors and included in the Units.

The securities offered and sold in connection with this private equity offering were in reliance on the following exemptions from registration under the Securities Act of 1933, as amended (the "Securities Act"): (a) in the case of U.S. persons, Section 4(2) of the Securities Act or Regulation D promulgated thereunder, and (b) in the case of non-U.S. persons, Regulation S promulgated under the Securities Act.  In connection with this private equity offering, we relied on each of the investors' written representations.  With respect to the securities sold to U.S. persons, sales were made to persons who represented that they were "accredited investors" as that term is defined in Rule 501(a) under the Securities Act and to no more than 35 unaccredited investors.   With respect to the securities sold to non-U.S. persons, sales were made to persons who represented that they were not a "U.S. person" as that term is defined in Rule 902(k) of Regulation S under the Securities Act.  Each investor represented that they were acquiring the securities for investment only and not with a view toward resale or distribution. We requested our stock transfer agent to affix appropriate restricted legends to the stock certificate issued to each investor.  Each investor was given adequate access to sufficient information about us to make an informed investment decision.  Neither we nor anyone acting on our behalf offered or sold these Units by any form of general solicitation or general advertising.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Constitution Mining Corp.

/s/  Willem Fuchter
Willem Fuchter
President, Chief Executive Officer & Director

Date: August 13, 2008